united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard A. Malinowski Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 1/31/20

Item 1. Reports to Stockholders.

Changing Parameters Fund

Semi-Annual Report
January 31, 2020

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Changing Parameters Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Changing Parameters, L.L.C.	A Registered Investment Advisor
An Investment Management Company

January 31, 2020

The Changing Parameters Fund (the “Fund”), a series of Northern Lights Trust, began trading on October 2, 2006. The strategy of the Fund is to enter the market when our proprietary models indicate a suitable uptrend in one or more bond market sectors. When the models no longer indicate an uptrend, the Fund seeks to be defensive and moves into shorter-duration sectors of the bond market and/or money market instruments.

The Fund’s return for the 6-month period that ended January 31, 2019 was positive. For the period, investments in High Yield bond and High Yield Muni bond funds had the strongest return. During the period, the Fund benefited from the continued strengthening of the overall economy and the Federal Reserve’s recent push to lower interest rates. All positions were consistent with the Fund’s overall investment strategy. The Fund’s opening price for the period was $10.36 a share, and as of the end of the period it was $10.29. This was after a distribution of $0.291 a share in December of 2019. The Fund’s gain of 2.16% for the 6-month period was below the Bloomberg Barclays U.S. Aggregate Bond Index gain of 5.95%.

Howard Smith	Marianne Nave
Co-Fund Manager	Co-Fund Manager

The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. Index returns do not reflect a deduction for fees, expenses, or taxes. Investors cannot invest directly in an index.

The data quoted above represents past performance and does not indicate future returns. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Total return is calculated assuming reinvestment of all dividends. For more performance numbers current to the most recent month-end please call 1-866-618-3456.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks. Mutual fund investing involves risk, including loss of principal. An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the Fund is contained in the Fund’s prospectus. To obtain an additional copy of the prospectus, call 1-650-327-7705. Please read the prospectus carefully before investing. The Changing Parameters Fund is offered through Northern Lights Distributors, LLC, member FINRA/SIPC.

Review Code: 2124-NLD-3/24/2020

Changing Parameters Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2020

The Fund’s performance figures* for the periods ended January 31, 2020, compared to its benchmark:

			Annualized
						Since Inception
	Six Month	One Year	Three Year	Five Year	Ten Year	(10/2/06)
Changing Parameters Fund	2.16%	6.37%	3.33%	3.67%	3.34%	2.79%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (a)	4.20%	9.64%	4.62%	3.01%	3.79%	4.40%

(a)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S.

*	The Fund’s total annual operating expenses, including underlying funds, is 2.53%, per the November 29, 2019 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-618-3456.

Holdings By Asset Class as of January 31, 2020	% of Net Assets
Mutual Funds	124.0%
Other, Cash & Cash Equivalents	(24.0)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Changing Parameters Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2020

Shares		Value
	MUTUAL FUNDS - 124.0%
	BANK LOAN - 34.1%
33,480	BlackRock Floating Rate Income Portfolio - Institutional Class	$335,473
2,599,753	Eaton Vance Floating-Rate Fund - Institutional Class	23,033,807
		23,369,280
	EMERGING MARKETS BOND - 12.2%
977,531	TCW Emerging Markets Income Fund - Institutional Class	8,348,119

	HIGH YIELD BOND - 58.7%
1,290,702	BlackRock High Yield Bond Portfolio - Institutional Class	9,977,124
1,284,906	Lord Abbett High Yield Fund - Institutional Class	9,623,947
2,294,948	PIMCO High Yield Fund - Institutional Class	20,654,531
		40,255,602
	MUNICIPAL HIGH YIELD BOND - 19.0%
985,461	MainStay MacKay High Yield Municipal Bond Fund - Institutional Class	13,027,795

	TOTAL MUTUAL FUNDS (Cost - $82,801,767)	85,000,796

	TOTAL INVESTMENTS - 124.0% (Cost - $82,801,767)	$85,000,796
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.0)%	(16,464,633)
	NET ASSETS - 100.0%	$68,536,163

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2020

Assets:
Investments in Securities at Cost	$82,801,767
Investments in Securities at Value	$85,000,796
Cash	38,302
Dividends and Interest Receivable	23,396
Prepaid Expenses and Other Assets	3,991
Total Assets	85,066,485

Liabilities:
Line of Credit Payable	16,346,462
Payable for Fund Shares Redeemed	51,430
Accrued Advisory Fees	84,584
Payable to Related Parties	28,359
Other Accrued Expenses	19,487
Total Liabilities	16,530,322

Net Assets	$68,536,163

Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	6,658,600

Net Asset Value, Offering and Redemption Price Per Share
(Net assets / Total shares of beneficial interest outstanding)	$10.29

Composition of Net Assets:
Paid-in-Capital	$66,477,437
Accumulated Earnings	2,058,726
Net Assets	$68,536,163

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENT OF OPERATIONS (Unaudited)
For The Six Months Ended January 31, 2020

Investment Income:
Dividend Income	$1,607,213
Interest Income	71,438
Total Investment Income	1,678,651

Expenses:
Investment Advisory Fees	513,192
Interest Expense	64,603
Administration Fees	41,063
Transfer Agent Fees	15,442
Compliance Officer Fees	16,188
Fund Accounting Fees	15,555
Custody Fees	6,264
Audit Fees	10,052
Legal Fees	13,319
Printing Expenses	6,986
Registration & Filing Fees	4,646
Trustees’ Fees	10,388
Miscellaneous Expenses	2,200
Total Expenses	719,898

Net Investment Income	958,753

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	160,854
Net Change in Unrealized Appreciation on Investments	335,086

Net Realized and Unrealized Gain on Investments	495,940

Net Increase in Net Assets Resulting From Operations	$1,454,693

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	January 31, 2020	Ended
	(Unaudited)	July 31, 2019

Operations:
Net Investment Income	$958,753	$1,572,423
Net Realized Gain/(Loss) on Investments	160,854	(726,423)
Distributions of Realized Gains by Underlying Investment Companies	—	4,639
Net Change in Unrealized Appreciation on Investments	335,086	1,985,877
Net Increase in Net Assets Resulting From Operations	1,454,693	2,836,516

Distributions to Shareholders From:
Total Distributions Paid	(1,888,853)	(1,091,571)

Beneficial Interest Transactions:
Proceeds from Shares Issued	1,311,408	3,783,240
Distributions Reinvested	1,888,853	1,076,670
Cost of Shares Redeemed	(3,215,291)	(4,937,792)
Net Decrease in Net Assets Resulting From Beneficial Interest Transactions	(15,030)	(77,882)

Net Increase/(Decrease) in Net Assets	(449,190)	1,667,063

Net Assets:
Beginning of Year	68,985,353	67,318,290
End of Period	$68,536,163	$68,985,353

Share Activity:
Shares Sold	127,257	373,885
Shares Reinvested	184,639	109,196
Shares Redeemed	(310,356)	(489,466)
Net Increase/(Decrease) in Shares Outstanding	1,540	(6,385)

See accompanying notes to financial statements.

Changing Parameters Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Six Months Ended		Year		Year		Year		Year		Year
	January 31, 2020		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		July 31, 2019		July 31, 2018		July 31, 2017		July 31, 2016		July 31, 2015

Net Asset Value, Beginning of Period	$10.36		$10.10		$10.37		$10.05		$9.63		$10.09
Increase/(Decrease) From Operations:
Net investment income (a)	0.15		0.24		0.25		0.32		0.09		0.16
Net gain/(loss) from investments, (both realized and unrealized)	0.07		0.19		(0.18)		0.22		0.47		(0.37)
Total from operations	0.22		0.43		0.07		0.54		0.56		(0.21)
Less Distributions:
From net investment income	(0.29)		(0.17)		(0.34)		(0.22)		(0.14)		(0.25)
Net Asset Value, End of Period	$10.29		$10.36		$10.10		$10.37		$10.05		$9.63
Total Return (b)	2.16	% (l)	4.33%		0.63%		5.51%		5.94%		(2.03)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$68,536		$68,985		$67,318		$61,385		$81,973		$95,066
Ratio to average net assets:
Expenses (c)	2.09	% (j)(k)	1.99	% (i)	1.98	% (h)	2.09	% (g)	1.95	% (f)	1.93	% (e)
Net investment income (c)(d)	2.79	% (j)(k)	2.35	% (i)	2.47	% (h)	3.14	% (g)	0.92	% (f)	1.61	% (e)
Portfolio turnover rate	49	% (l)	260%		148%		224%		694%		734%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the investment companies in which the Fund invests.

(d)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes 0.17% for the year ended July 31, 2015 attributed to interest expense and line of credit fees.

(f)	Includes 0.16% for the year ended July 31, 2016 attributed to interest expense and line of credit fees.

(g)	Includes 0.24% for the year ended July 31, 2017 attributed to interest expense and line of credit fees.

(h)	Includes 0.13% for the year ended July 31, 2018 attributed to interest expense and line of credit fees.

(i)	Includes 0.14% for the year ended July 31, 2019 attributed to interest expense and line of credit fees.

(j)	Includes 0.19% for the six months ended January 31, 2020 attributed to interest expense and line of credit fees.

(k)	Annualized.

(l)	Not Annualized.

See accompanying notes to financial statements.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
January 31, 2020

1.	ORGANIZATION

The Changing Parameters Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2020 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$85,000,796	$—	$—	$85,000,796
Total	$85,000,796	$—	$—	$85,000,796

*	Refer to the Portfolio of Investments for security classifications.

The Fund did not hold any Level 3 securities during the period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Credit Facility – The Fund has entered into a revolving line of credit agreement with Huntington National Bank for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $18,000,000 or 30% of the Fund’s daily net assets. The Fund will be charged an annual commitment fee of 0.125% of the daily unused portion of the line for this agreement. In addition, the Fund was charged an origination fee of $22,500 to renew the line. Borrowings under this agreement bear interest at a rate equal to the London Interbank Offered Rate plus 1.25%, per annum, on the principal balance outstanding. During the six months ended January 31, 2020, the Fund incurred $64,603 of interest expense (including origination fees) related to the borrowings. Average borrowings and the average interest rate during the six months ended January 31, 2020 were $15,413,700 and 3.00%, respectively. The largest outstanding borrowing during the six months ended January 31, 2020 was $16,346,462. As of January 31, 2020, the Fund had $16,346,462 in outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended July 31, 2016 – July 31, 2018, or expected to be taken in the Fund’s July 31, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Changing Parameters, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended January 31, 2020, the Adviser earned fees of $513,192.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD”)(the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. During the six months ended January 31, 2020, no fees were accrued under the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, Blu Giant, and NLCS (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended January 31, 2020, amounted to $48,299,250 and $32,087,978, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2019 and July 31, 2018 was as follows:

	Fiscal Year Ended July 31, 2019	Fiscal Year Ended July 31, 2018
Ordinary Income	$1,091,571	$2,161,644
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$1,091,571	$2,161,644

As of July 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,413,286	$—	$—	$(783,262)	$—	$1,862,862	$2,492,886

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At July 31, 2019, the Fund has capital loss carry forwards for federal income tax purposes available to offset future capital gains and had expired capital loss carry forwards as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized/Expired
$783,262	$—	$783,262	$351,408

Permanent book and tax differences, primarily attributable to the expiration of capital loss carry forwards, resulted in reclassifications for the Fund for the fiscal year ended July 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(351,408)	$351,408

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at January 31, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$82,802,848	$2,197,948	$—	$2,197,948

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PIMCO High Yield Fund – Institutional Class (“PIMCO”) and in the Eaton Vance Floating Rate Fund – Institutional Class (“Eaton Vance”). PIMCO and Eaton Vance are registered under the 1940 Act as open-end management investment companies. The Fund may redeem its investment in PIMCO and/or Eaton Vance at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performances of PIMCO and Eaton Vance. The financial statements of PIMCO and Eaton Vance, including their portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of January 31, 2020, the percentage of the Fund’s net assets invested in PIMCO and Eaton Vance was 30.1% and 33.6%, respectively.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2020, beneficial ownership in excess of 25% for the Fund is as follows:

Beneficial Owner	% of Outstanding Shares
Constellation Trust	33.6%

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Changing Parameters Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
January 31, 2020

As a shareholder of the Fund you incur two types of costs: (i) transaction costs, including reinvested dividends, or other distributions, and redemption fees; and (ii) ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from August 1, 2019 through January 31, 2020.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending	Expenses Paid
	Value	Account Value	During the Period
	(8/1/19)	(1/31/20)	(8/1/19 to 1/31/20)
Actual	$1,000.00	$1,020.60	$10.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.62	$10.60

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending January 31, 2020).

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2020

Changing Parameters Fund (Adviser – Changing Parameters, LLC) *

In connection with the regular meeting held on September 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Changing Parameters, LLC (“CP”) and the Trust, with respect to the Changing Parameters Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that CP was founded in 2004 and managed approximately $76 million in assets providing investment management services to the Fund and to high net worth individuals. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with the team’s experience with portfolio management, compliance and operations. The Trustees noted that the adviser’s investment process used information derived from a variety of proprietary algorithms based on principles of momentum to make investment decisions with allocations made according to the strengths of the various market sectors. The Trustees noted that the adviser employed an active management style in an attempt to minimize investment risk using quantitative models to determine when to be invested if markets are trending or hedged during volatile or non-traditional periods. The Trustees noted that the adviser executed purchases of other mutual funds, without commissions, through its custodial bank, with its outside compliance consultant completing a semi-annual best execution report. The Trustees noted that the adviser reported that no material compliance or litigation issues had arisen during the past year. The Trustees concluded that the adviser remained focused on research, while maintaining a strong compliance culture and had adequate staff to support its operations.

Performance. The Trustees noted that the Fund underperformed its peer group and Morningstar category medians for the 1-year period but noted that the Fund’s standard deviation was top percentile versus its peers and top quartile versus the Morningstar category over the same period. The Trustees further observed that the Fund had performed well relative to its peer group and category over the three and five-year periods and noted exceptionally low volatility in every period since inception. They considered the adviser’s acknowledgment of the recent underperformance for the Fund and its rationale that its underperformance was largely due to increased focus on downside risk for the Fund. The Trustees concluded that the adviser had been consistent in implementing the Fund’s strategy since its inception and had provided positive performance for shareholders.

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2020

Fees and Expenses. The Trustees noted that the adviser charged an advisory fee to the Fund of 1.5%, which was higher than its peer group median and more than double the Morningstar category median. They further discussed the Fund’s net expense ratio, noting that it too was higher than both of its peer group and Morningstar category medians and discussed whether the adviser should consider imposing an expense cap on the Fund. The Trustees discussed the adviser’s justification of its higher expense ratio and advisory fee. After discussion, the Trustees concluded that the advisory fee charged by the adviser was not unreasonable.

Profitability. The Trustees considered the profits realized by the adviser in connection with the advisory services rendered to the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided. The Trustees also considered the benefits realized by the adviser from other activities related to the Fund. The Trustees concluded that based on the profitability information provided by the adviser, the adviser realized a minimal gain from its relationship with Changing Parameters, and that based on the information provided the profits from the Fund were not excessive.

Economies of Scale. The Trustees agreed with the adviser’s assessment that the Fund’s current asset levels were not sufficient to support breakpoints at this time but noted that the adviser was willing to consider breakpoints with growth. After discussion, the Trustees agreed that based on the current and anticipated size of the Fund, the adviser’s economies of scale would be revisited at the next renewal and if the size of the Fund materially increased.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded renewal of the advisory agreement with CP was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser
Changing Parameters, LLC
171 Main St., Suite 260
Los Altos, CA 94022

Administrator
Gemini Fund Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the SEC’s website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-866-618-3456.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/8/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 4/8/20__